                                EXHIBIT 10.10(d)

                Third Amendment to the Limited Liability Company

                  Agreement dated May 31, 1996, effective as of

               June 1, 1996, among the Registrant, LAGS (USA) Inc.

              and Hudson General LLC dated as of December 12, 1996

                                 AMENDMENT NO. 3

                     TO LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                               HUDSON GENERAL LLC

         AMENDMENT NO. 3 to the Limited Liability Company Agreement dated May 31, 1996, effective as of June 1, 1996 (the "LLC Agreement"), among Hudson General Corporation ("Hudson"), a Delaware corporation, LAGS (USA) Inc. ("LAGS"), a Delaware corporation, and Hudson General LLC (the "Company"), a Delaware limited liability company. Certain capitalized but undefined terms used in this Amendment No. 3 will have the meanings set forth in the LLC Agreement.

         WHEREAS, on December 12, 1996, LAGS elected to prepay to the Company the sum of $5,188,000 plus accrued interest (the "Prepayment") in accordance with the provisions of Paragraph 1.3 (d) of the Unit Purchase and Option Agreement dated February 27, 1996 (the "Purchase Agreement") between Lufthansa Airport and Ground Services GmbH (as assigned by it to LAGS) and Hudson; and

         WHEREAS, in accordance with Paragraph 15.2 of the LLC Agreement, the Member Board has voted to approve this Amendment No. 3; and

         WHEREAS, in accordance with Paragraph 15.2 of the LLC Agreement, Hudson, as holder of a majority of the outstanding Units, has voted to approve this Amendment No. 3;

         NOW, THEREFORE, in connection with and in consideration of the Prepayment, and the amendment to the Purchase Agreement being entered into concurrently with this Amendment No. 3, the parties hereto agree as follows:

         1. Amendment to Paragraph 4.2 (a): The last sentence of Paragraph 4.2
(a) of the LLC Agreement shall be deleted in its entirety and the following shall be inserted in place thereof:

         "Notwithstanding the limitation on distributions of Net Income to holders of Class B Units in the Fiscal Years ending June 30, 1997 and June 30, 1998 as provided for in the first sentence of this Paragraph 4.2 (a), if the aggregate Pre-Tax Earnings in such two Fiscal Years, minus any earnings of Hudson Canada in such two Fiscal Years, except to the extent that those earnings are at any time distributed to the Company by Hudson Canada, are in excess of $30,552,300, then the limitations on distributions to holders of Class B Units provided for in this Paragraph 4.2 (a) shall not be applicable. If in accordance with the preceding sentence the limitations on distributions to holders of Class B Units are not applicable (which determination cannot be made until Pre-Tax Earnings for the Fiscal Year ending June 30, 1998 are available), and if Pre-Tax Earnings for the Fiscal Year ended June 30, 1997, minus any earnings of Hudson Canada in such Fiscal Year, except to the extent that those earnings are at any time distributed to the Company by Hudson Canada, were in excess of $14, 689,500, then holders of Class B Units will be entitled to receive additional distributions for the Fiscal Year ending June 30, 1998 in an amount equal to the distributions such holders did not receive for the Fiscal Year ended June 30, 1997 by reason of such limitations. Any reduction or increase in distributions otherwise payable to holders of Class B Units by virtue of this

Paragraph 4.2 (a) shall cause a corresponding increase or reduction to the distributions payable to Hudson for each such Fiscal Year."

         If and to the extent that any other provisions of the LLC Agreement conflict with or are otherwise inconsistent with the provisions or intent of this Amendment No. 3, this Amendment No. 3 shall govern.

         2. Governing Law. This Amendment No.3 will be governed by, and construed under, the laws of the State of Delaware.

         3. Counterparts. This Amendment No. 3 may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

         4. Full Force and Effect.The LLC Agreement, as previously modified by Amendment No. 1 and Amendment No. 2, and as modified by this Amendment No. 3, shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No.3 as of December 12, 1996.

                                             HUDSON GENERAL CORPORATION

                                             By:________________________________

                                             LAGS (USA)  INC.

                                             By:________________________________

                                             HUDSON GENERAL LLC

                                             By:________________________________